UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2005

ARAHOVA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16899	25-1844576
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

(303) 268-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 31, 2005, Arahova Communications, Inc. consummated the sale of Century/ML Cable Venture (the “Joint Venture”), a joint venture that was owned 50 percent by Century Communications Corporation (“Century”), a wholly owned, direct subsidiary of Arahova Communications, Inc., which is a wholly owned, indirect subsidiary of Adelphia Communications Corporation (the “Company”), and 50 percent by ML Media Partners, L.P. (“ML Media”).  The sale of the Joint Venture interests was consummated pursuant to an Interest Acquisition Agreement, dated as of June 3, 2005, among ML Media, Century, the Joint Venture, Century-ML Cable Corporation and San Juan Cable, LLC, a new entity formed by MidOcean Partners, a New York and London-based private equity firm and its partner, Crestview Partners, a New York-based private equity firm.  The Joint Venture’s Plan of Reorganization, which was approved by the United States Bankruptcy Court for the Southern District of New York on September 7, 2005, became effective on October 31, 2005.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale of the Company, settlements with the Securities and Exchange Commission (the “SEC”) and the United States Attorney’s Office for the Southern District of New York (the “U.S. Attorney”), sale of the Joint Venture, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements.  Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.  Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company’s assets to Time Warner NY Cable LLC and Comcast Corporation is approved and consummated, whether the transactions contemplated by the proposed settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those transactions are consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company’s assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company’s ability to upgrade its broadband network, technological developments, changes in general economic conditions, and those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.  Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2005	ARAHOVA COMMUNICATIONS, INC. (Registrant)

	By:	/s/ Brad M. Sonnenberg
		Name:	Brad M. Sonnenberg
		Title:	Executive Vice President, General Counsel and Secretary